Exhibit 99.1

          WILLIAMS CONTROLS ANNOUNCES CHANGE IN TAX VALUATION TREATMENT

    PORTLAND, Ore., Dec. 27 /PRNewswire-FirstCall/ -- Williams Controls, Inc. (the "Company") (OTC: WMCO) today announced its has reassessed the amount of the previously disclosed reversal of the valuation allowance on certain deferred tax assets taken to income rather than credited to equity. The reassessment increases the amount of income tax benefit recognized in the statement of operations for the fourth quarter and year ended September 30, 2004, by $1,972,000 but does not impact the assets, liabilities or total shareholders' deficit reflected on the balance sheet, the operating income
(loss) or the cash flows of the Company.

    ABOUT WILLIAMS CONTROLS

    Williams Controls is a designer, manufacturer and integrator of sensors and controls for the motor vehicle industry. For more information, please visit the Company's website at www.wmco.com.

    The statements included in this news release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1934, as amended. These forward looking statements are based on management's assumptions and projections, and are sometimes identifiable by use of the words, "expect to," "plan," "will," "believe" and words of similar predictive nature. Because management's assumptions and projections are based on anticipation of future events, you should not place undue emphasis on forward-looking statements. You should anticipate that our actual performance may vary from these projections, and variations may be material and adverse. You should not rely on forward-looking statements in evaluating an investment or prospective investment in our stock, and when reading these statements you should consider the uncertainties and risks that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors detailed in the Securities and Exchange Commission filings of the Company; economic downturns affecting the operations of the Company or any of its business operations, competition, and the ability of the Company to successfully identify and implement any strategic alternatives. The forward-looking statements contained in this press release speak only as of the date hereof and the Company disclaims any intent or obligation to update these forward-looking statements.

                           Williams Controls, Inc.
                    Consolidated Statements of Operations
          (Dollars in thousands, except share and per share amounts)

                                        Three            Three            Twelve           Twelve
                                        months           months           months           months
                                        ended            ended            ended            ended
                                       9/30/04          9/30/03          9/30/04          9/30/03
                                    -------------    -------------    -------------    -------------
                                     (unaudited)      (unaudited)      (unaudited)      (unaudited)
Net sales                           $      15,908    $      13,886    $      58,050    $      51,302
Cost of sales                              10,424           11,015           39,234           40,326
Gross margin                                5,484            2,871           18,816           10,976
Research and development
 expense                                      806              849            3,042            3,575
Selling expense                               291              374            1,192            1,367
Administration expense                      1,502            1,609            4,864            5,199
Gain on settlement with
 customer                                      --               --               --             (951)
Operating income from
 continuing operations                      2,885               39            9,718            1,786
Interest expense - Series B
 Preferred Stock dividends
 and accretion                                863              731            3,245              731
Interest and other (income)
 expenses, net                               (453)              73             (152)             316
Loss on extinguishment of
 debt                                      19,770               --           19,770               --
Income (loss) from continuing
 operations before income
 taxes                                    (17,295)            (765)         (13,145)             739
Income tax benefit                         (9,402)              (5)          (9,265)            (305)
Net income (loss) from
 continuing operations                     (7,893)            (760)          (3,880)           1,044
Discontinued operations                      (111)             148              178              108
Net income (loss)                          (7,782)            (908)          (4,058)             936
Preferred dividends and
 accretion for Series B
 Preferred Stock                               --               --               --           (2,011)
Net income (loss) allocable
 to common shareholders             $      (7,782)   $        (908)   $      (4,058)   $      (1,075)
Earnings per share
 information:
Loss per common share from
 continuing operations
 - basic                            $       (0.34)   $       (0.04)   $       (0.18)   $       (0.05)
Income (loss) per common
 share from discontinued
 operations - basic                          0.01            (0.01)           (0.01)           (0.00)
Net loss per common share
 - basic                            $       (0.33)   $       (0.05)   $       (0.19)   $       (0.05)
Weighted common shares
 outstanding - basic                   23,275,809       20,125,492       21,867,137       20,104,986
Loss per common share
 from continuing
 operations - diluted               $       (0.34)   $       (0.04)   $       (0.18)   $       (0.05)
Income (loss) per common
 share from discontinued
 operations - diluted                        0.01            (0.01)           (0.01)           (0.00)
Net loss per common share
 - diluted                          $       (0.33)   $       (0.05)   $       (0.19)   $       (0.05)
Weighted common shares
 outstanding - diluted                 23,275,809       20,125,492       21,867,137       20,104,986

                             Williams Controls, Inc.
                           Consolidated Balance Sheets
                             (Dollars in thousands)

                                                       Sept. 30,     Sept. 30,
                                                          2004         2003
                                                      -----------   -----------
                                                      (unaudited)   (unaudited)
                       Assets
Current Assets:
  Cash and cash equivalents                           $     2,482   $       101
  Trade accounts receivable, net                            8,193         7,015
  Other accounts receivable                                   424         7,185
  Inventories, net                                          3,777         4,053
  Deferred income taxes                                     2,116            --
  Prepaid expenses and other current assets                   290           330
    Total current assets                                   17,282        18,684
Property, plant and equipment, net                          5,402         5,647
Deferred income taxes                                       7,247            --
Other assets, net                                           1,194           576
    Total assets                                      $    31,125   $    24,907

        Liabilities and Shareholders' Deficit
Current Liabilities:
  Accounts payable                                    $     4,084   $     4,027
  Accrued expenses                                          4,969         6,698
  Current portion of employee benefit obligations           1,240         2,098
  Current portion of long-term debt and capital
   leases                                                   3,454         4,658
    Total current liabilities                              13,747        17,481

Long-term Liabilities:
  Long-term debt and capital lease obligations             16,640           402
  Employee benefit obligations                              7,440         8,095
  Other long-term liabilities                                 333            --
  Mandatory redeemable Convertible Series B
   Preferred Stock, net                                        --        16,072

Shareholders' Deficit:
  Preferred stock (Series A and A-1)                           --             1
  Common stock                                                466           201
  Additional paid-in capital                               35,960        22,224
  Accumulated deficit                                     (37,458)      (33,400)
  Treasury stock                                             (377)         (377)
  Other Comprehensive Loss - Pension liability
   adjustment                                              (5,626)       (5,792)

    Total shareholders' deficit                            (7,035)      (17,143)
    Total liabilities and shareholders'
     deficit                                          $    31,125   $    24,907

SOURCE  Williams Controls, Inc.
    -0-                             12/27/2004
    /CONTACT: Dennis E. Bunday, Executive Vice President and Chief Financial Officer of Williams Controls, Inc., +1-503-684-8600/
    /Web site:  http://www.wmco.com /
    (WMCO)